Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of May 20, 2022 (the “Closing Date”) by and between CLUBHOUSE MEDIA GROUP INC., a Nevada corporation, with headquarters located 3651 Lindell Road, D517, Las Vegas, NV 89103 (the “Company”), and ONE44 CAPITAL LLC, a Nevada limited liability company, with its address at 1 East Liberty Street Suite 600, Reno, Nevada 89501 (the “Buyer”). The Company and the Buyer may be collectively referred to herein as the “Parties” and individually as a “Party”.

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a 4% convertible note of the Company, in the form attached hereto as Exhibit A in the aggregate principal amount of $115,000 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note.

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature pages hereto; and

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date, the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company, the Note. The Company shall also be caused to be issued 1,155,000 shares of restricted Common Stock as additional consideration for the purchase of the Note (the “Commitment Shares”).

b. Form of Payment. The Note shall contain an original issue discount of $10,000 such that the purchase price for the Note shall be $105,000 (the “Purchase Price”). On the Closing Date the Buyer shall pay the Purchase Price by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note, and the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

___________

Company Initials

c. Closing Date. The closing of the transactions contemplated by this Company Initials Agreement (the “Closing”) shall occur on the Closing Date immediately following the execution of this Agreement via the exchange of electronic documents, wire transfer and other actions as required to effect the transactions contemplated herein (the “Transactions”).

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company as follows as of the Closing Date:

a. Investment Purpose. Buyer is purchasing the Note the Commitment Shares and the shares of Common Stock that may be issued upon any conversion of the Note (collectively, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein. At no time was Buyer presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Buyer is not purchasing the Securities acquired by Buyer hereunder as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D under the 1933 Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities acquired by Buyer hereunder published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

2

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless the Securities are sold pursuant to an effective registration statement under the 1933 Act, the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, the Securities are sold pursuant to Rule 144, or the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g. Legends. The Buyer understands that the Note may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

3

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is affected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, within 2 business days, it will be considered an Event of Default under the Note.

h. Authorization; Enforcement; Etc.

(i) Buyer is a limited liability company, duly qualified under the laws of the State of Nevada and has the requisite power and capacity to execute and deliver this Agreement and the other documents contemplated hereunder (the “Transaction Documents”) to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by Buyer of the applicable Transaction Documents and the consummation of the Transactions have been duly and validly authorized by all requisite action on the part of Buyer. The Transaction Documents to which Buyer is a party have been duly and validly executed and delivered by Buyer. Each Transaction Document to which Buyer is a party constitutes the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms and conditions, except to the extent enforcement thereof may be limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights or by the principles governing the availability of equitable remedies.

(ii) No consent, Order (as defined below), action or non- action of, or filing, notification, declaration or registration with, any Governmental Entity (as defined below) is necessary for the execution, delivery or performance by Buyer of this Agreement or any other Transaction Document to which Buyer is a party. “Governmental Entity” means any federal, state, municipal, local or foreign government and any court, tribunal, arbitral body, administrative agency, department, subdivision, entity, commission or other governmental, government appointed, quasi-governmental or regulatory authority, reporting entity or agency, domestic, foreign or supranational. “Order” means any judgment, writ, decree, determination, award, compliance agreement, settlement agreement, injunction, ruling, charge, judicial or administrative order, determination or other restriction of any Governmental Entity or arbitrator.

4

(iii) The execution, delivery and performance by Buyer of the Transaction Documents to which Buyer is a party, and the consummation by Buyer of the Transactions, do not violate any laws or Orders to which Buyer is subject or violate, breach or conflict with any provision of Buyer’s organizational documents.

Brokers.

Buyer has not engaged any investment banker, finder, broker or sales agent or any other Person in connection with the origin, negotiation, execution, delivery or performance of any Transaction Document to which it is a party, or the Transactions.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the Transactions and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the Transactions (including without limitation, the issuance of the Note has been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent enforcement thereof may be limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights or by the principles governing the availability of equitable remedies.

c. Issuance of Shares. The Conversion Shares (as defined in the Note) are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof (other than limitations pursuant to applicable laws) and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

5

d. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement and the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

e. No Conflicts. The execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the Transactions will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws of the Company, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the OTC Marketplace (the “OTC Markets”) and does not reasonably anticipate that the Common Stock will be delisted by the OTC MARKETS in the foreseeable future, nor are the Company’s securities “chilled” by FINRA. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

f. Absence of Litigation. Except as disclosed in the Company’s public filings, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened, against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

g. Acknowledgment Regarding Buyer’ Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the Transactions. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the Transactions and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the Transactions is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

6

h. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer.

i. Title to Property. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property, in each case owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as incurred in the ordinary course of business or such as would not have a material adverse effect. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect.

j. Bad Actor. No officer or director of the Company would be disqualified under Rule 506(d) of the 1933 Act as amended on the basis of being a “bad actor” as that term is established in the September 19, 2013 Small Entity Compliance Guide published by the Securities and Exchange Commission.

k. Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of default under the Note.

4. COVENANTS.

a. Expenses. At the Closing, the Company shall reimburse Buyer for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of the Transaction Documents, including, without limitation, reasonable attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Transaction Documents or any consents or waivers of provisions in the Transaction Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the Transactions, up to a maximum of $5,000. When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Buyer for all fees and expenses (subject to the cap as set forth above) immediately upon written notice by the Buyer or the submission of an invoice by the Buyer.

7

b. Listing. The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTC MARKETS or any equivalent replacement exchange, the Nasdaq National Market (“Nasdaq”), the Nasdaq SmallCap Market (“Nasdaq SmallCap”) or the New York Stock Exchange (“NYSE”), and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. To the extent permissible under applicable laws and rules and regulations of the OTC Markets or any applicable securities exchange, the Company shall promptly provide to the Buyer copies of any notices it receives from the OTC MARKETS and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

c. Corporate Existence. So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTC MARKETS, Nasdaq, Nasdaq SmallCap or NYSE.

d. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

e. Filings. The Company shall include the Note in its next scheduled SEC filing whether that shall be a 10Q or a10K.

f. Restricted Shares. The Company shall issue 1,150,000 shares of Common Stock as additional consideration for the purchase of the Note, which shall be deemed fully paid for as of the date of payment for the Note.

g. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, in the event that such breach is not cured within five (5) of written notice thereof from the Buyer to the Company, then, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default under the Note.

8

5. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either Party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the state Nevada and county of either Washoe County, Nevada or Clark County, Nevada. The Parties hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury. The prevailing Party shall be entitled to recover from the other Party its reasonable attorneys’ fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each Party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

9

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, (iv) via electronic mail or (v) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such Party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received) or delivery via electronic mail, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

CLUBHOUSE MEDIA GROUP INC.

3651 Lindell Road, D517

Las Vegas, NV 89103

Attn: Amir Ben-Yohanan

If to the Buyer:

ONE44 CAPITAL LLC

1 East Liberty Street Suite 600

Reno, Nevada 89501

Attn: Ahron Fraiman, Manager

Each Party shall provide notice to the other Party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their permitted successors and assigns. No Party shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder for a period of two (2) years. Each Party agrees to indemnify and hold harmless the other Party and such other Party’s officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by first Party of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the Transactions.

10

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

l. Remedies. Each Party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other Party by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, each Party acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by such Party of the provisions of this Agreement, that the other Party shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

m. Expenses. Unless otherwise contemplated or stipulated by a Transaction Document, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

[Signatures appear on following page]

11

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the Closing Date.

CLUBHOUSE MEDIA GROUP INC.

By:	/s/ Amir Ben-Yohanan
Name:	Amir Ben-Yohanan
Title:	CEO

ONE44 CAPITAL LLC.

By:	/s/ Ahron Fraiman
Name:	Ahron Fraiman
Title:	Manager

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Note:	$115,000.00 Aggregate

Purchase Price:

Note: $115,000.00, less $10,000.00 in original issue discount, and less $5,000.00 in legal fees.

12